Exhibit 10.2

                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of December 31, 1997 among IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders listed on the signature pages hereof under the caption "LENDERS" (individually, a "Lender" and collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

         The Company, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of September 26, 1997, as modified by a Waiver dated as of December 31, 1997 (as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) by the Lenders to the Company in an aggregate principal or face amount not exceeding $250,000,000. The Company and the Lenders wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the execution and delivery hereof by the Company, the Majority Lenders and the Agent, and the consent and agreement hereto by the Subsidiary Guarantors, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

         A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder" "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         B. Definitions.

         (a) Section 1.1 of the Loan Agreement shall be amended by adding the following new definition thereto to read as follows:

                  "Acquired Debt" shall mean, with respect to the Company or any Subsidiary, Indebtedness of any other Person, existing at the time such other Person merged with or into or became a Subsidiary of the Company or any Subsidiary thereof in connection with a Permitted Acquisition, provided that (i) such Indebtedness was not created by such other Person in contemplation of such acquisition and (ii) the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $7,500,000.

         (b) The definition of "Permitted Indebtedness" in Section 1.1 of the Credit Agreement shall be amended by (i) deleting the word "and" immediately after the semicolon at the end of paragraph (viii) thereof, (ii) adding the word "and" immediately after the semicolon at the end of paragraph (ix) thereof, and
(iii) adding a new paragraph (x) thereto to read as follows: "(x) Acquired Debt of the Company or any Subsidiary;"



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                                       -2-

         C. Liens. Section 9.13 of the Credit Agreement shall be amended by amending clause (iii) thereto in its entirety to read as follows:

         (iii) (A) Liens contemplated by clauses (ii), (iv) and (v) of the definition of Permitted Indebtedness; and (B) Liens securing Acquired Debt, provided that such Liens cover only those assets that were covered by such Liens prior to the relevant acquisition;

         Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that, after giving effect to the Waiver dated as of even date herewith among the Company, the Majority Lenders and the Agent, and consented to by the Subsidiary Guarantors:

         (a) no Default has occurred and is continuing; and

         (b) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in Section 8.10 of the Credit Agreement) are true on and as of the date hereof, with the same force and effect as if made on and as of such date and as if each reference in the Basic Documents to "this Agreement" or "the Credit Agreement" included reference to this Amendment No. 1.

         Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written

                                      THE COMPANY:

                                      IRON MOUNTAIN INCORPORATED


                                      By:  /s/ J.P. Lawrence
                                           Title:  VP, Treasurer


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                                       -3-


                                      THE LENDERS:

                                      THE CHASE MANHATTAN BANK


                                      By:  /s/ Carol A. Ulmer
                                           Title:  Vice President

                                      BANKBOSTON, N.A.


                                      By:
                                           Title:

                                      THE BANK OF NEW YORK


                                      By:  /s/ Thomas C. McCrohan
                                            Title:  Assistant Vice President

                                      CIBC INC.


                                      By:  /s/ Colleen Risorto
                                            Title:  Executive Director

                                      FLEET NATIONAL BANK


                                      By:_________________________
                                            Title:

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:  /s/ Vladimir Labun
                                           Title: First Vice President - Manager

                                      THE SUMITOMO BANK, LIMITED


                                      By:_________________________
                                            Title:



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                                       -4-

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:_________________________
                                            Title:

                                      THE BANK OF NOVA SCOTIA


                                      By:_________________________
                                            Title:

                                      HELLER FINANCIAL, INC.


                                      By:  /s/ Patrick Hayes
                                            Title:  Vice President

                                      NATIONAL CITY BANK


                                      By:_________________________
                                            Title:

                                      GIROCREDIT BANK AG DER
                                         SPARKASSEN, GRAND CAYMAN
                                         ISLAND BRANCH

                                      By:_________________________
                                            Title:

                                      THE ADMINISTRATIVE AGENT

                                      THE CHASE MANHATTAN BANK, as
                                      Administrative Agent


                                      By:  /s/ Carol A. Ulmer
                                           Title:  Vice President




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                                       -5-
CONSENTED TO AND AGREED:

IRON MOUNTAIN RECORDS MANAGEMENT, INC.
IRON MOUNTAIN/SAFESITE, INC.
DATA SECURITIES INTERNATIONAL, INC.
IM-3 ACQUISITION CORP.
CRITERION PROPERTY, INC.
CRITERION ATLANTIC PROPERTY, INC.
HOLLYWOOD PROPERTY, INC.
IRON MOUNTAIN DATA PROTECTION
   SERVICES, INC.
IRON MOUNTAIN CONSULTING SERVICES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF OHIO, INC.
METRO BUSINESS ARCHIVES, INC.
IM SAN DIEGO, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF MARYLAND, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF FLORIDA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF MISSOURI LLC
IRON MOUNTAIN RECORDS MANAGEMENT
   OF BOSTON, INC.
IRON MOUNTAIN WILMINGTON, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF MINNESOTA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF MICHIGAN, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   WISCONSIN, INC.
WILLAMETTE ARCHIVES, INC.
CRITICAL FILES SECURITY, INC.
IM EARHART, INC.
IM BILLERICA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF SAN ANTONIO, INC.
IRON MOUNTAIN RECORDS MANAGEMENT
   OF SAN ANTONIO-FP, INC.
IM-AEI ACQUISITION CORP.
ARCHIVES EXPRESS INCORPORATED


By:  /s/ J.P. Lawrence
     Title:  VP, Treasurer